                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 29, 1998




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12898                 38-2011419
          --------                       -------                 ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

    27555 Farmington Road
 Farmington Hills, Michigan                                      48334-3357
 --------------------------                                      ----------
    (Address of principal                                        (Zip Code)
     executive offices)



Registrant's telephone number, including area code:  (248) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of October 25, 1998 for Series 1987-2, Distribution Reports as of November 1, 1998 for Series 1988-1 and 1988-2 and Distribution Reports as of October 20, 1998 for Series 1990-1.




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                 (Registrant)




Date:  October 29, 1998           By:          Larry N. Ciofu
                                     ----------------------------------------
                                               Larry N. Ciofu
                                               Vice President


                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2

                 Distribution Date Statement for     25-Oct-98

          COUPON     Principal       Number of      Interest     Interest
 Class     RATE     Outstanding    Certificates     Accrued      Payable
 -----   -------  ---------------  ------------  ------------ --------------
  2-A    0.0000%           $0.00        45,100        $0.00            $0.00

  2-B    7.0000%           $0.00        18,000        $0.00            $0.00

  2-C    7.0000%           $0.00        19,700        $0.00            $0.00

  2-D    9.5500%           $0.00           124        $0.00            $0.00

  2-E    9.9500%   $8,367,035.05         5,200   $69,376.67       $69,376.67
                 ---------------  ------------   ----------    -------------
                   $8,367,035.05        88,124   $69,376.67       $69,376.67

                 Distribution Date Statement for     25-Oct-98

            Interest                       Principal         Principal         Per $1,000
           Payable Per    Principal       Payable Per      Balance After       CTF After
 Class     $1,000 CTF      Payable        $1,000 CTF            25-Oct-98           25-Oct-98
 -----     ----------   ------------    ------------     ----------------    ----------------
 2-A        $0.000000      $0.000000       $0.000000                $0.00           $0.000000

 2-B        $0.000000      $0.000000       $0.000000                $0.00           $0.000000

 2-C        $0.000000      $0.000000       $0.000000                $0.00           $0.000000

 2-D        $0.000000      $0.000000              --                $0.00           $0.000000

 2-E       $13.341667    $339,426.61      $65.274348        $8,027,608.44       $1,543.770854
                        ------------                      ---------------
                         $339,426.61                        $8,027,608.44

     Ending Aggregate Agency MBS Balance:                   $8,047,399.53



        Agency MBS Collections:
                Interest                                          $69,890.19
                Principal                                        $339,426.61
        Investment Income                                            $471.48

                                                             ---------------
        TOTAL AVAILABLE                                          $409,788.28

        Due to Certificateholders                                $408,803.28

                                                             ---------------
        Available for Expenses and Residual Payments                 $985.00

        Expenses Payable                                            ($218.19)

                                                             ---------------
        Net Balance                                                  $766.81
                                                             ==================


        Due to Residual Holders                                      $766.81

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                     $38.3405





        Accrual Distribution Amount:                                   $0.00
        Aggregate Cash Flow Value Decline:                       $339,426.61







                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

     ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                Distribution Date Statement for         1-Nov-98


         COUPON      Principal       Number of     Interest         Interest
 Class    RATE      Outstanding     Certificates    Accrued          Payable
------   -------   --------------   ------------   -----------    --------------
  A      0.0000%            $0.00       38,510           $0.00             $0.00

  B      8.0000%            $0.00       51,050           $0.00             $0.00

  Z      9.9000%    $8,166,088.20       10,440      $67,370.23        $67,370.23
                    -------------   ----------      ----------    --------------
                    $8,166,088.20      100,000      $67,370.23        $67,370.23



                Distribution Date Statement for         1-Nov-98

                                                                       Principal Balance
        Interest                      Principal        Principal       Per $1,000
       Payable Per    Principal       Payable Per    Balance After     CTF After
Class   $1,000 CTF     Payable*        $1,000 CTF            1-Nov-98           1-Nov-98
------ -----------    ------------    -----------    ----------------  -----------------
         $0.000000           $0.00     $0.000000                $0.00          $0.000000
  A
         $0.000000           $0.00     $0.000000                $0.00          $0.000000
  B
         $6.453087     $113,414.04    $10.863414        $8,052,674.16        $771.328943
  Z                   ------------                   ----------------
                       $113,414.04                      $8,052,674.16

         Ending Aggregate Agency MBS Balance:           $8,052,941.69



        Agency MBS Collections:
                 Interest                                                $68,052.96
                 Principal                                              $113,414.04
        Investment Income                                                   $862.34
                                                                 ------------------
        TOTAL AVAILABLE                                                 $182,329.34

        Due to Certificateholders                                      ($180,784.27)
                                                                 ------------------
        Available for Expenses and Residual Payments                      $1,545.07

        Expenses Payable                                                   ($222.32)

                                                                 ------------------
        Net Balance                                                       $1,322.75
                                                                 =====================


        Due to Residual Holders                                           $1,322.75

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                            $66.1375


Accrual Distribution Amount:                                                  $0.00
Aggregate Cash Flow Value Decline:                                      $113,414.04
                                                                 ------------------
*Aggregate Amount of Principal Distributable:                           $113,414.04






                                THE FIRST NATIONAL BANK OF CHICAGO,
                                as Trustee
                                Corporate Trust Division
                                Suite 0126
                                One First National Plaza
                                Chicago, Illinois  60670
                                (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2

                    Distribution Date Statement for 1-Nov-98


         COUPON      Principal       Number of     Interest         Interest
 Class    RATE      Outstanding     Certificates    Accrued          Payable
 -----   -------   --------------   ------------   -----------      ------------
 2-A     0.0000%            $0.00       39,750           $0.00             $0.00

 2-B     7.0000%            $0.00       24,540           $0.00             $0.00

 2-C     7.0000%            $0.00       10,930           $0.00             $0.00

 2-D     7.0000%            $0.00       14,580           $0.00             $0.00

 2-Z     9.4000%   $10,983,098.01       10,200      $86,034.27        $86,034.27
                   --------------   ----------     -----------       -----------
                   $10,983,098.01      100,000      $86,034.27        $86,034.27


                    Distribution Date Statement for 1-Nov-98

                                                                           Principal Balance
           Interest                       Principal        Principal       Per $1,000
          Payable Per     Principal       Payable Per    Balance After     CTF After
 Class     $1,000 CTF     Payable*         $1,000 CTF            1-Nov-98           1-Nov-98
 -----    -----------     ------------    -----------    ----------------  -----------------
 2-A        $0.000000            $0.00     $0.000000                $0.00          $0.000000

 2-B        $0.000000            $0.00     $0.000000                $0.00          $0.000000

 2-C        $0.000000            $0.00     $0.000000                $0.00          $0.000000

 2-D        $0.000000            $0.00     $0.000000                $0.00          $0.000000

 2-Z        $8.434732      $396,676.54    $38.889857       $10,586,421.47      $1,037.884458
                          ------------                   ----------------
                           $396,676.54                     $10,586,421.47

            Ending Aggregate Agency MBS Balance:           $10,586,436.22




        Agency MBS Collections:
                 Interest                                             $86,597.56
                 Principal                                           $396,676.54
        Investment Income                                                $443.09
                                                                 ---------------
        TOTAL AVAILABLE                                              $483,717.19

        Due to Certificateholders                                   ($482,710.81)
                                                                 ---------------
        Available for Expenses and Residual Payments                   $1,006.38

        Expenses Payable                                                ($279.22)

        Net Balance                                                      $727.16
                                                                 ==================


        Due to Residual Holders                                          $727.16

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                         $36.3580



        Accrual Distribution Amount:                                       $0.00
        Aggregate Cash Flow Value Decline:                           $396,676.54
                                                                 ---------------
        *Aggregate Amount of Principal Distributable:                $396,676.54

        Principal Allocation:            Class 2-A:                       0.0000%
                                         Class 2-D:                       0.0000%


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Trustee
                                 Corporate Trust Division
                                 Suite 0126
                                 One First National Plaza
                                 Chicago, Illinois  60670
                                 (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                  Distribution Date Statement for   20-Oct-98

                     UPPER TIER REMIC REGULAR CERTIFICATES

        COUPON       Principal     Number of   Interest    Interest
Class    RATE       Outstanding   Cert.        Accrued      Payable
-----  ---------   -------------  ----------  ----------   ----------
 1-A     8.5000%           $0.00     15,250        $0.00        $0.00

 1-B     9.0000%           $0.00     10,500        $0.00        $0.00

 1-C     9.0000%           $0.00      6,500        $0.00        $0.00

 1-D     9.0000%           $0.00     16,500        $0.00        $0.00

 1-E     9.0000%   $7,062,313.40     12,000   $52,967.35   $52,967.35

 1-F     0.0000%           $0.00     18,500        $0.00        $0.00

 1-G     0.0000%           $0.00     12,450        $0.00        $0.00

 1-H     0.0000%           $0.00      4,850        $0.00        $0.00

 1-I   259.5000%      $14,124.63        152    $3,054.45    $3,054.45
                   -------------     ------   ----------   ----------
                   $7,076,438.03     96,702   $56,021.80   $56,021.80

                                                                        Principal Balance
           Interest                       Principal      Principal      Per $1,000
           Payable Per      Principal     Payable Per  Balance After    CTF After
Class      $1,000 CTF       Payable*      $1,000 CTF          20-Oct-98        20-Oct-98
-----      ------------   -----------   -------------  ---------------- -----------------
 1-A          $0.000000         $0.00       $0.000000             $0.00         $0.000000

 1-B          $0.000000         $0.00       $0.000000             $0.00         $0.000000

 1-C          $0.000000         $0.00       $0.000000             $0.00         $0.000000

 1-D          $0.000000         $0.00       $0.000000             $0.00         $0.000000

 1-E          $4.413946   $189,991.19      $15.832599     $6,872,322.21       $572.693518

 1-F          $0.000000         $0.00       $0.000000             $0.00         $0.000000

 1-G          $0.000000         $0.00       $0.000000             $0.00         $0.000000

 1-H          $0.000000         $0.00       $0.000000             $0.00         $0.000000

 1-I         $20.095066       $379.98       $2.499868        $13,744.65        $90.425329
                          -----------                     -------------
                          $190,371.17                     $6,886,066.86


                     UPPER TIER REMIC REGULAR CERTIFICATES


        COUPON       Principal     Number of   Interest     Interest
         RATE       Outstanding   Cert.        Accrued      Payable
        --------    ------------  ----------   ---------   ----------
1-R     0.0000%           $0.00      3,298        $8.01        $8.01


                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                    Principal Balance
        Interest                      Principal      Principal      Per $1,000
        Payable Per     Principal     Payable Per  Balance After    CTF After
        $1,000 CTF      Payable*      $1,000 CTF       20-Oct-98            20-Oct-98
        -----------     ---------    ------------  -------------    -----------------
1-R       $0.002429         $0.00       $0.000000          $0.00            $0.000000

                       LOWER TIER REMIC REGULAR INTERESTS
                                                                              Principal
        COUPON       Principal      Number of     Interest     Principal     Balance After
Class    RATE       Outstanding    Certificates   Accrued      Payable*        20-Oct-98
-----   --------   -------------   ------------   ---------   -----------    --------------
1-AS     9.5000%           $0.00      15,311          $0.00         $0.00             $0.00

1-BS     9.5000%           $0.00      10,521          $0.00         $0.00             $0.00

1-CS     9.5000%           $0.00       6,513          $0.00         $0.00             $0.00

1-DS     9.5000%           $0.00      16,533          $0.00         $0.00             $0.00

1-ES     9.5000%   $7,076,438.03      12,024     $56,021.80   $190,371.18     $6,886,066.85

1-FS     9.5000%           $0.00      30,950          $0.00         $0.00             $0.00

1-HS     9.5000%           $0.00       8,148          $0.00         $0.00             $0.00

                   -------------   ---------     ----------   -----------     -------------
                   $7,076,438.03     100,000     $56,021.80   $190,371.18     $6,886,066.85



                      FIREMAN'S FUND MORTGAGE CORPORATION
                 AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

                DISTRIBUTION DATE STATEMENT FOR October 20, 1998

         Agency MBS Collections:
                  Interest                                                                        $56,029.81
                  Principal                                                                      $190,371.17
         Investment Income                                                                           $153.72
                                                                                          ------------------
         Lower Tier REMIC Collection Account                                                     $246,554.70
                                                                                          ------------------
         Upper Tier REMIC Collection Account                                                     $246,554.70

         Aggregate Prin Payable to Holders of
         Upper Tier REMIC Regular Certificate                                                   ($190,371.17)

         Aggregate Interest Payable to Holders of
         Upper Tier REMIC Regular Certificates                                                   ($56,021.80)

         Expenses Payable                                                                              $0.00


         REMIC Taxes Payable                                                                           $0.00

         Interest Payable to Class 1-R Certificate                                                    ($8.01)


          Principal Payable to Class 1-R Certificate                                                   $0.00

          Due to Class 1-RS Certificate                                                             ($153.72)
                                                                                          ------------------
         Net Balance                                                                                  ($0.00)
                                                                                          ==================



         Beginning Aggregate Agency MBS Balance:                                             $100,001,006.61
         Ending Aggregate Agency MBS Balance:                                                  $6,887,073.29


           Aggregate Cash Flow Value Decline:                                                    $190,371.17
                                                                                          ------------------
           Aggregate Amount of Principal Distributable:                                         $190,371.17


           Principal Allocation:


           Aggregate Amount of Principal
           Distributable to Classes 1-D and 1-I:


           Class 1-E:                                   1.58325992%
           Class 1-I:                                   0.24998684%

           *Aggregate Amount of Principal
           Distributable to Classes 1-G,1-H and 1-R:

           Class 1-R:                                   0.00000000%


           THE FIRST NATIONAL BANK OF CHICAGO,
           as Trustee
           Corporate Trust Division
           Suite 0126
           One First National Plaza
           Chicago, Illinois  60670
           (312)407-4660